                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Movie Star, Inc. (the "Company") on
Form 10-Q for the period ended March 31, 2006 as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: May 15, 2006                           /s/ Melvyn Knigin
                                              -------------------------------
                                              Melvyn Knigin
                                              Chief Executive Officer

Dated: May 15, 2006

                                              /s/ Thomas Rende
                                              -------------------------------
                                              Thomas Rende
                                              Chief Financial Officer and
                                              Principal Accounting Officer